                                LOAN AGREEMENT

                           (REVOLVING CREDIT LOANS)



        THIS LOAN AGREEMENT dated May 24, 1995, by and between Control Chief Holdings, Inc. and Control Chief Corporation ("Borrowers"),
Pennsylvania corporations, with a principal place of business at P O Box 141, Bradford, Pennsylvania 16701 and INTEGRA BANK/NORTH
("Bank"), a Pennsylvania banking institution, with an office at 71 Main Street, P.O. Box 355, Bradford, PA 16701.

                                  WITNESSETH:

        WHEREAS, Borrower has requested Bank to make to Borrower a loan or loans as provided herein, and Bank is willing to make such loan or loans to Borrower subject to the terms and conditions hereof.

        NOW THEREFORE, Borrower and Bank, in consideration of their mutual covenants contained in this Loan Agreement and intending to be legally bound hereby, agree as follows:

        1. Revolving Credit Loans. Subject to the terms and conditions hereof, relying upon the representations and warranties herein set forth, and subject to the condition that no event of default as defined herein has occurred and is continuing hereunder, at any time and from time to time during the period commencing on the date of this Loan Agreement to and including the Maturity Date (as defined in the note dated as of the date hereof and delivered simultaneously herewith), Bank will make revolving credit loans ("Loan(s)") to Borrower up to but not in excess of the aggregate amount of $750,000.00 at any one time outstanding ("Commitment Amount"). Within such limits of time and amount, Borrower may prepay, repay and reborrow hereunder. The obligation to repay the Loan(s) made pursuant hereto shall be evidenced by a single revolving credit note of Borrower payable to the order of Bank, dated as of the date hereof and delivered simultaneously herewith ("Note"). The Note shall bear interest as provided therein.

        2. Representations and Warranties. Borrower hereby makes the following representations and warranties to Bank which shall be, to the extent applicable to Borrower, true and correct on the date hereof and shall continue to be true and correct at the time of the making of any of the Loan(s) and until all Loan(s) are paid in full:

             (a) Organization. If Borrower is a corporation or partnership, Borrower is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which Borrower is incorporated or was formed; Borrower has the power and authority to own its properties and assets and to carry on its businesses as now being conducted and, in the case of a corporate or partnership Borrower, is qualified to do business in every jurisdiction in which it is required to qualify to do business or in which the failure to be qualified could result in a material adverse change in the operation or financial condition of Borrower. If Borrower is an individual, Borrower is at least eighteen years of age and is under no legal disability or incapacity.

             (b) Power and Authority; No Conflict. The execution, delivery and performance hereof and of all other documents executed in connection herewith are within Borrower's powers, have been duly authorized, constitute legal, valid and binding obligations of Borrower enforceable in accordance with their terms, are not in contravention of any law, regulation, writ, injunction, decree of any court or governmental instrumentality or of any agreement or instrument to which Borrower is a party or by which Borrower is bound or, in the case of a Borrower which is a corporation or partnership, is not in contravention of its documents of formation or organization.

             (c) Authorization and Consents. No authorization, consent, approval, license or exemption of, and no registration, qualification, designation, declaration or filing with, any court or governmental department, commission, board, bureau, agency, or instrumentality, domestic or foreign, is necessary to the valid execution and delivery of this Loan Agreement, the Note or any other documents evidencing or relating to the Loan(s).

             (d) Compliance with Laws. Borrower has complied with all applicable laws, including but not limited to all provisions of the Employees' Retirement Income Security Act of 1974, as amended or supplemented from time to time, and all laws relating to workers' safety, protection of the environment, and human health, such that Borrower has neither been nor will be subject to any fines, penalties, injunctive relief or similar criminal liabilities which could adversely affect the business operations or financial condition of Borrower or the ability of Borrower to perform Borrower's obligations under this Loan Agreement or any document delivered in connection herewith or given in support hereof.

             (e) Financial Statements and Conditions. All financial statements heretofore furnished Bank are correct and complete and fairly present the financial condition and results of the operations of the business of Borrower as of the date and for the period specified and have been prepared in accordance with generally accepted accounting principles consistently applied; since the date of the last balance sheet of Borrower furnished to Bank, there has been no materially adverse change in the business, assets, liabilities, contingent or otherwise, or financial condition of Borrower.

             (f) Taxes. Except as set forth on Schedule 2(f) to this Loan Agreement if said schedule is attached, all federal, state, local and other tax returns required to have been filed with respect to Borrower have been filed or extensions granted and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received; or, to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted, adequate reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made.

             (g) Litigation and Environmental Responsibility. Except as set forth on Schedule 2(g) to this Loan Agreement if said schedule is attached, (i) there is no action, suit, or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of Borrower, threatened by or against or affecting Borrower or any of its properties or rights of Borrower which, if adversely determined, could impair the right of Borrower to carry on its business substantially as now conducted or could result in a judgment against Borrower in an amount which is equal to or greater than 10% of the Commitment Amount or $50,000, whichever is lower, and
(ii) Borrower has not received any notice of and is not aware of any condition to the effect that Borrower is or may be, either directly, indirectly, singly or together with others, a party actually or potentially responsible for remediation of any environmental condition or for civil or criminal penalties resulting from an alleged violation of any law pertaining to protection of human health or safety or the environment.

             (h) Other Environmental Matters. Borrower does not own or operate nor has Borrower owned or operated any property where Hazardous Materials (as defined below) have been used, generated, stored, or disposed of in a manner inconsistent with applicable environmental laws, nor to the best of Borrower's knowledge after due inquiry have there been any Hazardous Materials disposed of by any previous owner of the property or any other third party on any property owned or operated by Borrower. The term "Hazardous Materials" includes hazardous waste, hazardous substances, toxic substances and all related materials, including but not limited to all materials and substances regulated by The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, The Resource Conservation and Recovery Act of 1976, The Superfund Amendments and Reauthorization Act of 1986, The Clear Water Act, The Clean Air Act, The Toxic Substance Control Act, and/or any other applicable federal, state or local environmental law, statute, rule, regulation or ordinance.

             (i) Misrepresentation. Neither this Loan Agreement nor any other document, statement, financial statement, or certificate furnished to Bank by or on behalf of Borrower in connection herewith contains an untrue statement of a material fact with respect to the financial condition or properties of Borrower or omits to state a material fact necessary to make the statements contained therein not misleading or, insofar as Borrower can now foresee, which may in the future materially adversely affect the financial condition or properties of Borrower.

             (j) Additional Representations and Warranties. In addition to the representations and warranties set forth above, Borrower hereby makes to Bank the representations and warranties set forth on
Schedule 2(j) to this Loan Agreement if said schedule is attached, all of which shall be true and correct on the date hereof and shall continue to be true and correct at the time of the making of any of the Loan(s) and until all Loan(s) are paid in full.

        3. Affirmative Covenants. Until the Note and all other liabilities whether now or hereafter existing of Borrower to Bank are paid in full, Borrower will:

             (a) Preservation of Existence, Etc.; Use of Proceeds. Continue Borrower's aforesaid business under Borrower's present form of organization and not engage in any other business without the written consent of Bank; and use the proceeds of the Loan(s) only in connection with the said business and for working capital purposes; if Borrower is a corporation or partnership, Borrower will remain in good standing under the laws of the state of its organization or formation and qualified to do business in each jurisdiction in which failure to be so qualified could result in a material adverse change to the financial condition of Borrower;

             (b) Payment of Liabilities, Including Taxes, Etc. Pay all liabilities to which Borrower is subject or which are asserted against Borrower when due except taxes which shall be paid prior to the date or dates penalties attach and except liabilities being contested in good faith by appropriate proceedings diligently conducted, provided adequate reserves as required by generally accepted accounting principles are maintained therefor;

             (c) Compliance with Laws. Comply with all applicable laws, including but not limited to all provisions of the Employees' Retirement Income Security Act of 1974, as amended or supplemented from time to time, and all laws relating to workers' safety, protection of the environment, and human health, in all cases applicable to it;

             (d) Properties. Maintain and keep all Borrower's tangible property in good repair, working order and condition, and make or cause to be made all necessary or appropriate repairs, renewals, replacements, substitutions, additions, betterments and improvements thereto so that the efficiency of all such property shall at all times be properly preserved and maintained, and preserve and protect Borrower's intangible property including but not limited to patents, franchises, licenses, permits, trademarks, trade names and copyrights used or useful in the conduct of its business;

             (e) Maintenance of Insurance. Maintain adequate fire, including so-called extended coverage, public liability and other insurance, including insurance on the lives of key employees, as Bank may require, in such forms, in such amounts, and written by such companies as shall be satisfactory to Bank and deliver to it the policies concerned naming Bank as additional insured and loss-payee under such policies;

             (f) Maintenance of Records; Reporting Requirements; Visitation Rights. Maintain and keep correct books of record and account in accordance with generally accepted accounting principles consistently applied; and furnish to Bank within 120 days after the close of each Borrower's fiscal year a balance sheet of each Borrower as of the close of such year and related statements of income and cash flow of each Borrower for such year, audited, by an independent certified public accountant acceptable to Bank; and furnish to Bank within 30 days of the close of each month a balance sheet of each Borrower and related statements of income and cash flow for each Borrower for such period, certified by the chief financial officer of each Borrower that he is familiar with the books and records of each Borrower and that the same are true and correct to the best of his knowledge and belief, and at any time or from time to time, such other data, financial or otherwise, with respect to Borrower or any guarantor of the Loan(s) as Bank may reasonably request; and at all reasonable times permit a representative of Bank to inspect Borrower's business properties and examine and make extracts from Borrower's books and records;

             (g) Maintenance of Executive Management. Maintain executive management of Borrower satisfactory to Bank;

             (h) Litigation and Environmental Responsibility.  Within
10 days of Borrower's knowledge thereof, give notice in writing to Bank of (i) the occurrence of any material litigation, arbitration or governmental proceeding affecting Borrower, and of any governmental investigation or labor dispute pending or, to the knowledge of Borrower, threatened which could reasonably be expected to interfere with the normal operations of the business of Borrower or could result in a judgment against Borrower in an amount which is equal to or greater than 10% of the Commitment Amount or $50,000, whichever is lower, and
(ii) receipt by Borrower of any and all notices to the effect that Borrower is or may be directly, indirectly, singly or together with others a party actually or potentially responsible for remediation of any environmental condition or for civil or criminal penalties resulting from an alleged violation of any law pertaining to protection of human health or safety or the environment;

             (i) Notice of Event of Default. Within 10 days of Borrower's knowledge thereof, give notice in writing to Bank of the occurrence of any event of default and of any condition, event, act or omission which, with the giving of notice or the lapse of time or both, would constitute an event of default hereunder or under the Note, or under any agreement or document securing, evidencing or relating to the Note;

             (j) Reimbursement for Expenses. Pay or reimburse Bank on demand for all reasonable out-of-pocket expenses (including reasonable legal fees) of every nature which (i) Bank may incur in connection with this Loan Agreement and the making of the Loan(s) hereunder, and (ii) arising out of or in connection with any action or proceeding (including any action or proceeding arising in or related to any insolvency, bankruptcy or reorganization involving or affecting Borrower) taken to protect, enforce, determine, or assert any right or remedy under this Loan Agreement, the Note, or any mortgage, security agreement, or other document or instrument given in support hereof, including the collateral covered thereby;

             (k) Additional Compensation in Certain Circumstances. If any law, guideline or interpretation of law subjects Bank to any tax or changes the basis of taxation with respect to this Loan Agreement, the Note, the Loan(s), or payments by Borrower in respect thereof, or imposes, modifies or deems applicable any reserve, special deposit, or similar requirement against credits or commitments to extend credit extended by Bank, or imposes, modifies or deems applicable any capital adequacy or similar requirement against credits or commitments to extend credit by Bank, and the result of any of the foregoing is to increase the cost to, or reduce the income receivable by, or impose expense (including loss of margin) on, Bank with respect to this Loan Agreement, the Note, or the making, maintenance or funding of any part of the Loan(s) by an amount which Bank in its sole discretion deems to be material, Bank may from time to time notify Borrower of the amount determined in good faith to be necessary to compensate Bank for such increase in cost, reduction of income or additional expense, and such amount shall be due and payable by Borrower to Bank within 10 days after notice; and

             (l) Additional Affirmative Covenants. If Schedule 3(l) is attached to this Loan Agreement, comply with the terms and conditions of the covenants set forth on said schedule.

        4. Negative Covenants. Until the Note and all other liabilities whether now or hereafter existing of Borrower to Bank are paid in full, Borrower will not:

             (a) Indebtedness. Create, assume, or suffer to remain outstanding any obligation for money borrowed other than to Bank except
(i) indebtedness subordinated to each and every obligation whether now or hereafter existing to Bank pursuant to a subordination agreement or agreements satisfactory to Bank, and (ii) indebtedness identified on
Schedule 4(a) if said schedule is attached to this Loan Agreement;

             (b) Liens. Mortgage, pledge or otherwise encumber any of Borrower's property, real or personal, now owned or hereafter acquired, or permit any lien or security interest to exist thereon except liens
(i) for taxes not delinquent or being contested in good faith, (ii) of mechanics or materialmen with respect to obligations not overdue or being contested in good faith, (iii) resulting from deposits to secure payments of workers' compensation or other social security obligations or to secure the performance of bids or contracts in the ordinary course of business, (iv) in favor of Bank, or (v) for the purposes identified on Schedule 4(b) if said schedule is attached to this Loan Agreement;

             (c) Loans or Advances; Guaranty of Obligation of Others. Make any loans or advances to others, or endorse, guarantee or become surety for the obligations of any person, firm or corporation, except that Borrower may endorse checks or other instruments for deposit or collection in the ordinary course of business;

             (d) Leases. Make or enter into any agreement to rent or lease real or personal property of any other person in an amount in excess of $ N/A ;

             (e) Capital Expenditures. Spend in any 12-month period, for fixed assets used in or applicable to Borrower's business, an amount not to exceed the annual depreciation expense;

             (f) Sale and Lease-Back. Sell, convey, assign, or otherwise transfer or dispose of any property, real or personal, whether now owned or hereafter acquired, with a view directly or indirectly to the leasing back of the same or of any similar property;

             (g) Investments. Purchase, invest in, or otherwise acquire any interest in or any equity or debt security of any person except (i) debt securities issued by the United States Government or by an agency or instrumentality thereof, (ii) negotiable certificates of deposit issued by any bank organized under the laws of the United States of America or any bank organized under the laws of any State thereof whose deposits are insured by the Federal Deposit Insurance Corporation,
(iii) commercial paper issued by any corporation whose commercial paper is rated not less than Prime-1 by Moody's or A-1 by Standard and Poor's, and (iv) those interests in and equity or debt securities of those persons set forth on Schedule 4(g) to this Loan Agreement if said schedule is attached;

             (h) Capital Distributions; Acquisition of Own Shares;
Other Distributions and Compensation. (i) If Borrower is a corporation, declare or pay any dividends, or make any other distributions on its capital stock, or redeem, purchase or otherwise acquire any shares of its capital stock, or, if Borrower is a partnership, make any distributions on any capital account of a partner, or (ii) permit, make or authorize any payment directly or indirectly to any director, executive officer, partner, shareholder or individual owner of Borrower other than IRS Form W-2 compensation which is paid in the same manner and up to the same amount as paid in the fiscal year immediately preceding the date hereof payable to any such person plus an annual increase not to exceed% per year;

             (i) Transactions Outside the Ordinary Course of Business. Sell, transfer or assign any of Borrower's assets, including but not limited to any accounts receivable, or acquire any assets, except in the ordinary course of business, or, if a corporation or partnership, enter into any merger or consolidation with any other entity, or alter or amend Borrower's Articles of Incorporation or Partnership Agreement, as the case may be;

             (j) Transactions with Affiliate. Enter into any transactions, including, without limitation, the purchase, sale, leasing, or exchange of property, real or personal, with or render any service to any person, firm or corporation affiliated with Borrower, other than as set forth on Schedule 4(j) to this Loan Agreement if said schedule is attached;

             (k) Modifications of Other Agreements. Amend or modify any existing agreement with any person, firm or corporation in any manner materially adverse to Borrower; or

             (l) Additional Negative Covenants. If Schedule 4(l) is attached to this Loan Agreement, violate any of the terms and conditions of the covenants set forth on said schedule.

        5. Events of Default and Consequences Thereof. Borrower shall be in default under this Loan Agreement upon the happening of any of the following events of default:

             (a) a default in the payment when due or performance of any obligation, covenant or liability contained or referred to herein, or in the Note or any security agreement or real estate mortgage securing the same, or in any other document executed in connection with or given in support of the Loan(s);

             (b) any warranty, representation or statement made or furnished to Bank by or on behalf of Borrower proves to have been false or misleading in any material respect when made or furnished;

             (c) any letter of credit pledged as collateral for the Loan(s) is not renewed or extended 30 days prior to expiration or termination thereof;

             (d) the occurrence of any event which constitutes a default under or results in the acceleration of indebtedness of Borrower to any person (including Bank) under any note, indenture, agreement or undertaking;

             (e) if Borrower is a corporation or partnership, any material change in the ownership of the outstanding capital stock or partnership interests of Borrower, as the case may be, as the same existed on the date hereof;

             (f) any change in the condition, financial or otherwise, of Borrower which, in the reasonable opinion of Bank, has or could have a material adverse effect on Borrower, on the assets of Borrower, or on the validity or enforceability of this Loan Agreement, the Note, or any other document executed in connection with or given in support of the Loan(s);

             (g) the death, incarceration or adjudication of legal incompetence of any person who is a Borrower or any person liable to Bank for any of the obligations of Borrower;

             (h) a judgment is entered against Borrower or any person liable to Bank for any of the obligations of Borrower, or any of Borrower's assets are attached in a legal proceeding; or

             (i) the dissolution, termination of existence, insolvency, business failure, appointment of a receiver of any part of the property of, assignment for the benefit of creditors by, or the commencement of proceedings under any bankruptcy or insolvency laws by or against, Borrower or any person liable to Bank for any of the obligations of Borrower.

        Upon the occurrence of any of the events of default mentioned in clauses (a) through (g) hereof and at any time thereafter, Bank may declare all liabilities and obligations of Borrower to Bank, including those evidenced by the Note, immediately due and payable, and the same shall thereupon become immediately due and payable without any further action on the part of Bank, and upon the occurrence of any event of default mentioned in clauses (h) or (i) hereof, all liabilities and obligations of Borrower to Bank, including those evidenced by the Note, shall immediately become due and payable without any action upon the part of Bank.

        6. Set-off. In addition to all other rights and remedies available to Bank, Bank shall have a continuing lien on, is hereby granted a security interest in, and has a right of set-off against, all property of Borrower and the proceeds thereof held or received by or for Bank or any Bank Affiliate for any purpose, whether or not for the express purpose of serving as collateral security for the Loan(s). As used in this Loan Agreement, the term "Bank Affiliate" includes any individual, partnership, or corporation acting as nominee or agent for Bank, and any corporation or bank which is directly or indirectly owned or controlled by, or under common control with, Bank. Borrower acknowledges that any moneys held by Bank Affiliates are being held by such Bank Affiliates as agent for Bank for purposes of perfecting the security interest set forth above.

        7. Accounting Terms. All accounting terms used herein have the meaning generally ascribed to them by accountants under the rules of generally accepted accounting principles.

        8. Headings. The headings used in this Loan Agreement are for reference purposes only and shall not be deemed a part of this Loan Agreement.

        9. Binding Nature. "Borrower" refers individually and collectively to all signers of this Loan Agreement, including, in the case of any partnership, all general partners of such partnership individually and collectively, whether or not such partners sign below. Each of the signers shall be jointly and severally bound by the terms hereof, and, with respect to any partnership executing this Loan Agreement, each general partner shall be bound hereby both in such general partner's individual and partnership capacities. The pronoun "it" shall, in the case of individual Borrower(s), be deemed to mean "he," "she," "them," or "they," as appropriate.

        10. Successors and Assigns. This Loan Agreement shall be binding upon Borrower and the heirs, personal representatives, successors and assigns of Borrower and shall inure to the benefit of Bank, its successors and assigns.

        11. Entire Agreement; Amendments. This Loan Agreement constitutes the entire contract between Bank and Borrower and supersedes all prior communications, oral and written, as well as all contemporaneous oral communications between the parties with respect hereto. No amendment to or modification of this Loan Agreement shall be effective unless set forth in writing and signed by each of the parties to this agreement.

        12. Severability. If any one or more of the provisions of this Loan Agreement should for any reason be invalid, illegal or unenforceable in any respect, the validity, legality, or enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, and such invalid, illegal or unenforceable provision shall be deemed modified to the extent necessary to render it valid while most nearly preserving its original intent.

        13. Waiver; Survival of Agreement. No waiver hereunder or with respect to the Note or other documents delivered in connection herewith shall be effective unless in writing. No delay in exercising any right shall operate as a waiver thereof. A waiver on any one occasion shall not be a waiver of any right or remedy on any future occasion. This Loan Agreement shall survive execution of the Note and any other documents executed in connection with the Loan(s) and will terminate when all liabilities whether now or hereafter existing of Borrower to Bank have been paid in full.

        14. Notices. All notices and other communications given or made upon any party hereto in connection with this Loan Agreement, the Note, or any other document executed in connection herewith or therewith shall be in writing and either hand-delivered or mailed first-class or first-class express mail, in all cases with charges prepaid, to Borrower and Bank at the addresses set forth on the first page of this Loan Agreement or at such other address as shall be designated in the latest written notice given by such party in accordance with the provisions of this section. Notices may also be given by telecopy, telefax or telex at such number as shall be designated in the last written notice given by Bank or Borrower in accordance with this provision.

        15. Counterparts. This Loan Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

        16. Arbitration. BORROWER AND BANK AGREE THAT ANY ACTION, DISPUTE, PROCEEDING, CLAIM, OR CONTROVERSY BETWEEN BORROWER AND BANK, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ("DISPUTE" OR "DISPUTES"), SHALL, AT BANK'S ELECTION, WHICH ELECTION MAY BE MADE AT ANY TIME PRIOR TO THE COMMENCEMENT OF A JUDICIAL PROCEEDING BY BANK, OR IN THE EVENT OF A JUDICIAL PROCEEDING INSTITUTED BY BORROWER AT ANY TIME PRIOR TO THE LAST DAY TO ANSWER AND/OR RESPOND TO A SUMMONS AND/OR COMPLAINT MADE BY BORROWER, BE RESOLVED BY ARBITRATION IN ACCORDANCE WITH THE PROVISIONS OF THIS PARAGRAPH AND SHALL, AT THE ELECTION OF BANK, INCLUDE ALL DISPUTES ARISING OUT OF OR IN CONNECTION WITH (i) THIS LOAN AGREEMENT OR ANY RELATED AGREEMENTS OR INSTRUMENTS; (ii) ALL PAST, PRESENT, AND FUTURE AGREEMENTS INVOLVING BORROWER AND BANK; (iii) ANY TRANSACTION RELATED TO THIS LOAN AGREEMENT AND ALL PAST AND FUTURE TRANSACTIONS INVOLVING BORROWER AND BANK; AND (iv) ANY ASPECT OF THE PAST, PRESENT, OR FUTURE RELATIONSHIP OF BORROWER AND BANK. BORROWER AND BANK INTEND TO ARBITRATE, RATHER THAN LITIGATE, THEIR DIFFERENCES IN ACCORDANCE WITH THE PROCEDURE SET FORTH ABOVE AND TO BE LEGALLY BOUND BY THE ARBITRATION DECISION.

        17. Governing Law. This Loan Agreement, the Note, and any other documents delivered in connection herewith and the rights and obligations of the parties hereto and thereto shall for all purposes be governed by and construed and enforced in accordance with the substantive law of the Commonwealth of Pennsylvania without giving effect to conflict of laws principles, except that perfection and the effect of perfection of the Bank's security interest in collateral shall be governed by the laws of the jurisdiction in which the security interest is required to be perfected.


        IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have executed this Loan Agreement on the day and year first above written with the intention that this Loan Agreement shall constitute a sealed instrument.




ATTEST:                              Control Chief Holdings, Inc.

/S/Christopher G. Hauser           By/S/Douglas S. Bell
Christopher G. Hauser                Name: Douglas S. Bell
Secretary                            Title: President

(Seal)


                                   By/S/Joseph F. Lamendola
                                     Name: Joseph F. Lamendola
                                     Title:  Vice President



ATTEST:                               Control Chief Corporation

/S/Linda L. Comes                   By/S/Joseph F. Lamendola
Linda L. Comes                        Name: Joseph F. Lamendola
Secretary                             Title: President

(Seal)
                                   By/S/Douglas S. Bell
                                      Name: Douglas S. Bell
                                      Title: Vice President

                                   INTEGRA BANK/NORTH

                                   By______________________________
                                      N. James Sekel
                                      Vice President Commercial Lending



Attachment(s):     Schedule 3(l):   Additional Affirmative Covenants
                   Schedule 4(l):   Additional Negative Covenants
                                    Schedule 4(l)
                                    Additional
                                    Negative
                                    Covenants




             This Schedule 4(l) relates to that certain Loan
Agreement dated as of May 24, 1995 by and between Control Chief Holdings, Inc. and Control Chief Corporation and INTEGRA BANK/NORTH.


            Additional investment. No additional investment in or indebtedness with subsidiaries without the written consent of the bank is permitted.



     ATTEST:                       Control Chief Holdings, Inc.


     /S/Christopher G. Hauser      /S/Douglas S. Bell
     Christopher G. Hauser         Name: Douglas S. Bell
     Secretary                     Title: President

     (Seal)                        /S/Joseph F. Lamendola
                                   Name: Joseph F. Lamendola
                                   Title: Vice President






     ATTEST:                       Control Chief Corporation


     /S/Linda L. Comes             /S/Joseph F. Lamendola
     Linda L. Comes                Name: Joseph F. Lamendola
     Secretary                     Title: President

     (Seal)                        /S/Douglas S. Bell
                                   Name: Douglas S. Bell
                                   Title: Vice President

                                   Schedule 3(l)
                                   Additional
                                   Affirmative
                                   Covenants




     This Schedule 3(l) relates to that certain Loan Agreement dated as of May 24, 1995 by and between Control Chief Holdings, Inc. and Control Chief Corporation and INTEGRA BANK/NORTH.




         Debt to worth ratio.  Debt to worth ratio will not exceed 1.5:1

         Debt service coverage ratio. Debt service coverage ratio will not exceed 1.0


         ATTEST:                            Control Chief Holdings, Inc.


         /S/Christopher G. Hauser      /S/Douglas S. Bell
         Christopher G. Hauser         Name:Douglas S. Bell
         Secretary                     Title:President

         (Seal)                        /S/Joseph F. Lamendola
                                       Name: Joseph F. Lamendola
                                       Title: Vice President


         ATTEST:                       Control Chief Corporation


         /S/Linda L. Comes             /S/Joseph F. Lamendola
         Linda L. Comes                Name: Joseph F. Lamendola
         Secretary                     Title: President

         (Seal)                        /S/Douglas S. Bell
                                       Name: Douglas S. Bell
                                       Title: Vice President











                             REVOLVING CREDIT NOTE



$750,000.00                              Bradford, Pennsylvania

                                         May 24, 1995

            FOR VALUE RECEIVED and intending to be legally bound hereby, undersigned Control Chief Holdings, Inc. and Control Chief Corporation ("Makers"), Pennsylvania corporations, having a principal office at P O Box 141, Bradford, Pennsylvania 16701, promises to pay to the order of INTEGRA BANK/NORTH ("Bank") on October 31, 1995 ("Maturity Date") in immediately available funds at the Bradford office of Bank at 71 Main Street, P.O. Box 355, Bradford, PA 16701 or at such other location as the holder hereof may from time to time designate, the lesser of (i) the principal sum of seven hundred fifty thousand and 00/100 Dollars ($750,000.00), or (ii) the aggregate unpaid principal amount of all loans made by Bank to Maker pursuant to Section 1 of the loan agreement dated May 24, 1995, between Bank and Maker ("Loan Agreement"), together with interest from the date hereof on the unpaid principal balance hereof at a rate per annum (computed on the basis of a year of 360 days and actual days elapsed) which shall at all times be one half of one percent (0.5%) above the Prime Rate, as hereinafter defined, such interest rate to change automatically from time to time effective as of the effective date of each change in the Prime Rate, payable on the last day of each calendar month after the date hereof. "Prime Rate" as that term is used herein means the interest rate per annum announced from time to time by Bank at its principal office in Titusville, Pennsylvania as its then prime rate, which may not be the lowest rate of interest charged by Bank to other borrowers. If any amount of principal due under this Note or otherwise is not paid by Maker when due, whether at a stated payment date, at the stated maturity of this Note, by acceleration, on demand, or otherwise, such amount shall bear interest until paid at a rate per annum which is four percent (4%) above the rate of interest applicable to this Note immediately prior to maturity. If any payment due under this Note (whether at the stated payment date, at the stated maturity date, by acceleration, on demand, or otherwise) is more than fifteen (15) days late, Maker shall pay Bank a late charge equal to five percent (5%) of such late payment. The foregoing late payment fees and default rate of interest shall be immediately due and payable without demand or notice by Bank.



The aforesaid interest rates shall continue to apply whether or not judgment shall have been entered on this Note.

            If any payment of the principal of or interest on this Note shall become due and payable on a Saturday, a Sunday, or any other day on which Bank is not open for business, such payment shall be made on the next succeeding business day, and such extension of time shall in such case be included in computing interest in connection with such payment.

            Notwithstanding any provision of this Note to the contrary, it is the intent of Maker and Bank that Bank shall not at any time be entitled to receive, collect or apply, and Maker and Bank shall not be deemed to have contracted for, as interest on the principal indebtedness evidenced hereby, any amount in excess of the maximum rate of interest permitted to be charged by applicable law, and in the event Bank ever receives, collects or applies as interest any such excess, such excess shall be deemed partial payment of the principal indebtedness evidenced hereby, and if such principal shall be paid in full, any such excess shall forthwith be paid to Maker. In the event that, but for this paragraph, the rate of interest applicable to this Note would at any time exceed the maximum lawful rate, then this Note and all interest hereon shall thereupon be immediately due and payable.

            All revolving credit loans made by Bank to Maker pursuant to the Loan Agreement and all payments and prepayments on account of the principal and interest thereof shall be noted by Bank in its records; provided, however, that the failure of Bank to make any such notation shall not limit or otherwise affect the obligations of Maker hereunder.

            This Note is the Note referred to in and issued pursuant to the Loan Agreement. The Loan Agreement contains among other things provisions for the acceleration of the stated maturity of this Note upon the happening of certain events recited therein and also for prepayments on account of the principal hereof prior to maturity.

                                       This Note is secured by the
collateral identified in that certain Security Agreement executed by Control Chief Holdings, Inc. and Control Chief Corporation in favor of Bank dated May 24, 1995.

            Maker hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

            This Note shall bind Maker and the heirs, personal representatives, successors and assigns of Maker, and the benefits hereof shall inure to the benefit of Bank and its successors and assigns. All references herein to "Maker" shall be deemed to apply to Maker and to the heirs, personal representatives, successors and assigns of Maker, and all references herein to "Bank" shall be deemed to apply to Bank and its successors and assigns.

            MAKER DOES HEREBY EMPOWER THE PROTHONOTARY OR ANY ATTORNEY OF
ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA TO APPEAR FOR MAKER AND, WITH OR WITHOUT ONE OR MORE COMPLAINTS FILED, CONFESS JUDGMENT OR JUDGMENTS AGAINST MAKER IN ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA AT ANY TIME AFTER THE DATE OF THIS NOTE AND WHETHER OR NOT THIS
NOTE IS THEN DUE OR IN DEFAULT, IN FAVOR OF BANK, ITS SUCCESSORS AND ASSIGNS, FOR THE UNPAID PRINCIPAL BALANCE OF THIS NOTE AND ALL INTEREST ACCRUED HEREON, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF 10%, BUT IN NO EVENT LESS THAN $500.00, FOR COLLECTION OF SUCH SUMS, AND MAKER HEREBY FOREVER WAIVES AND RELEASES ANY AND ALL ERRORS IN SAID PROCEEDINGS AND WAIVES STAY OF EXECUTION AND STAY, CONTINUANCE OR ADJOURNMENT OF SALE ON EXECUTION. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST MAKER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF AND MAY BE EXERCISED FROM TIME TO TIME AND AS OFTEN AS BANK OR ITS SUCCESSORS AND ASSIGNS SHALL DEEM NECESSARY OR DESIRABLE.

            IN WITNESS WHEREOF, Maker, intending to be legally bound, has executed this Note on the day and year first above written with the intention that this Note shall constitute a sealed instrument.




ATTEST:                                Control Chief Holdings, Inc.


/S/Christopher G. Hauser               By/S/Douglas S. Bell
Christopher G. Hauser                    Name: Douglas S. Bell
Secretary                                Title: President

                                       By/S/Joseph F. Lamendola
(Seal)                                   Name: Joseph F. Lamendola
                                         Title: Vice President




ATTEST:                                  Control Chief Corporation

/S/Linda L. Comes                      By/S/Joseph F. Lamendola
Linda L. Comes                           Name:Joseph F. Lamendola
Secretary                                Title:President

                                       By/S/Douglas S. Bell
(Seal)                                   Name: Douglas S. Bell
                                         Title: Vice President


            "Business Loans," for purposes of the Act, shall mean extensions of credit where the funds are to be utilized in a business enterprise and where (1) the borrower(s) exercises actual control over the managerial decisions of the enterprise in which the funds are to be utilized, and (2) the borrower(s) signs an affidavit under penalty of perjury setting forth the intended use of proceeds.


                           AFFIDAVIT OF BUSINESS LOAN


COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS:
COUNTY OF McKean              )

            Douglas S. Bell and Joseph F. Lamendola, being duly sworn according to law, deposes and says that he (she) (they) is (are) the Vice President and President respectively, of Control Chief Holdings,
Inc. ("Business"), that he (she) (they) exercise actual control over the managerial decisions of the Business and is authorized to make this affidavit on its behalf, and that the loan or extension of credit from INTEGRA BANK/NORTH evidenced by an instrument dated May 24, 1995 is to be used solely in connection with the Business and for the business purpose of working capital.

                We hereby verify that the facts contained herein are true and correct to the best of our knowledge, information and belief. We understand that false statements herein are made subject to the penalties of perjury under 18 Pa. C.S.A. Section 4904.


ATTEST:                                     Control Chief Holdings, Inc.


/S/Christopher G. Hauser               By/S/Douglas S. Bell
Christopher G. Hauser                    Name: Douglas S. Bell
Secretary                                Title: President
(SEAL)


                                      By/S/Joseph F. Lamendola
                                        Name: Joseph F. Lamendola
                                        Title: Vice President


Sworn to and subscribed before me this 1st day of June, 1995.


                                       By/S/Grace D. Murtcko
                                                    Notary Public
My Commission Expires:August 3, 1998

              (To be executed by each person executing the Note.)




                     CERTIFICATE OF CORPORATE AUTHORIZATION
                              TO BORROW FROM BANK

            I, Linda L. Comes, hereby certify that I am the Secretary of Control Chief Corporation ("Corporation"), a Pennsylvania corporation, and that the resolutions set forth below were adopted by the Board of Directors of the Corporation in accordance with the bylaws of the Corporation on May 24, 1995. Such resolutions have been, or will promptly be, entered into the minute book of the Corporation and (i) have not been amended, modified, or rescinded and remain in full force and effect on the date hereof, and
(ii) are not in contravention of or in conflict with the bylaws, articles of incorporation, or charter of the Corporation.

            RESOLVED that this Corporation borrow such money and obtain such credit from INTEGRA BANK/NORTH ("Bank"), from time to time or at any time hereafter, for such periods, including amendments, modifications, extensions and renewals, upon such terms, and with such security as the President, Vice President, Secretary or Treasurer of this Corporation, or their successors in office, or any two (2) of them may deem advisable; and that said officer(s) is (are) hereby authorized and empowered on behalf of this Corporation and in its name to make, execute and deliver any and all instruments necessary or desired by Bank to effect the same, including, without limiting the generality of the foregoing, notes, drafts, acceptances, assignments or other evidences of indebtedness, all in such form as may be requested by Bank and containing one or more warrants of attorney to confess judgment against the Corporation if required by Bank, and as security for any such borrowing or credit to mortgage, pledge and assign, convey or transfer by way of mortgage, pledge, security agreement, or otherwise, real property, stocks, bonds, notes, debentures, bills of lading, warehouse receipts, accounts receivable, amounts due or to become due on open accounts or contracts, insurance policies, inventory, machinery, equipment, chattel paper, or any other property, tangible or intangible, of this Corporation, and to execute any and all instruments necessary or desired by Bank to effect the same or incidental thereto, including, without limiting the generality of the foregoing, security agreements, financing statements, assignments, transfers, conveyances, mortgages of real and/or personal property, trust receipts, factors lien contracts or agreements, powers of attorney, and any other instruments, and also to execute or have executed guaranties in connection therewith and to discount bills receivable and negotiable instruments, with power to endorse the same in the name of this Corporation, and generally to execute any instrument or do any other act required, necessary or deemed advisable in connection with such credit borrowing or security; and that all past acts of officer(s) of this Corporation in borrowing or obtaining credit from Bank and in executing instruments and giving security on behalf of this Corporation are hereby ratified and confirmed.

            RESOLVED FURTHER that Bank be and hereby is authorized and directed, without limitation or inquiry, irrespective of the circumstances, to honor and carry out all orders, directions or instructions of said officers as to the disposition of all amounts borrowed or credit obtained on behalf of this Corporation hereunder, and Bank shall be under no obligation or liability for the use or disposition of any amounts borrowed or credit obtained, even though used for the benefit of or deposited to the credit of any of said officers.

            RESOLVED FURTHER that the Secretary and/or any Assistant Secretary is (are) authorized to certify to Bank the person(s) now holding said office(s) and any changes hereafter in the person(s) holding said office(s), together with specimen(s) of the signature(s) of such present and future officer(s), and this Corporation shall fully protect, indemnify, and save harmless
Bank from any claim, loss, cost, damage, or expense arising out of its acting on such certification.

            Undersigned further certifies that the following were duly elected to and now hold the offices of the Corporation set opposite their respective signatures.


                   (PLEASE SUPPLY GENUINE SIGNATURES BELOW.)


  Title                            Typed Name
Signature

Chairman                Douglas S. Bell              /S/Douglas S. Bell

President               Joseph F. Lamendola          /S/Joseph F. Lamendola

Vice President          Douglas S. Bell              /S/Douglas S. Bell

Vice President          Robert E. Crofford           /S/Robert E. Crofford

Secretary               Linda L. Comes               /S/Linda L. Comes

Treasurer               Joseph F. Lamendola          /S/Joseph F. Lamendola


            IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Corporation this 24th day of May, 1995.

(SEAL)
                                         /S/Linda L. Comes
                                         Linda L. Comes, Secretary

                                 CERTIFICATION
            I hereby certify that I am a director of the Corporation, that the foregoing is a correct copy of resolutions passed as therein set forth, and that the same are now in full force.


                                    /S/Douglas S. Bell
                        [To be signed by a director other than the Secretary]
            "Business Loans," for purposes of the Act, shall mean
extensions of credit where the funds are to be utilized in a business enterprise and where (1) the borrower(s) exercises actual control over the managerial decisions of the enterprise in which the funds are to be utilized, and (2) the borrower(s) signs an affidavit under penalty of perjury setting forth the intended use of proceeds.


                           AFFIDAVIT OF BUSINESS LOAN


COMMONWEALTH OF PENNSYLVANIA  )
                              )  SS:
COUNTY OF McKean              )
                   Douglas S. Bell and Joseph F. Lamendola, being duly sworn according to law, deposes and says that he (she) (they) is (are) the Vice President and President respectively, of Control Chief
Corporation ("Business"), that he (she) (they) exercise actual control over the managerial decisions of the Business and is authorized to make this affidavit on its behalf, and that the loan or extension of credit from INTEGRA BANK/NORTH evidenced by an instrument dated May 24, 1995 is to be used solely in connection with the Business and for the business purpose of working capital.

            We hereby verify that the facts contained herein are true and correct to the best of our knowledge, information and belief. We understand that false statements herein are made subject to the penalties of perjury under 18 Pa. C.S.A. Section 4904.


ATTEST:                                     Control Chief Corporation



/S/Linda S. Comes                           By/S/Douglas S. Bell
Linda L. Comes                                Name: Douglas S. Bell
Secretary                                     Title: Vice President
(SEAL)

                                           By/S/Joseph F. Lamendola
                                             Name:Joseph F. Lamendola
                                             Title:President


Sworn to and subscribed before me this 1st day of June, 1995.


                                              /S/Grace D. Murtcko
                                                    Notary Public
My Commission Expires: August 3, 1998

              (To be executed by each person executing the Note.)






EXHIBIT A
UCC-1 FINANCING STATEMENT


Debtor:     Control Chief Holdings, Inc.
                      Control Chief Corporation

Secured Party:    INTEGRA BANK/NORTH


THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES OF PROPERTY:


All of the Debtor's:

     (1) accounts, general intangibles, contract rights, chattel paper, documents, instruments, letters of credit, and advices of credit (each of the foregoing as defined in the Uniform Commercial Code) now in existence and those that shall hereafter arise, and all guarantees and security therefor;

     (2) inventory and equipment (each of the foregoing as defined in the Uniform Commercial Code) which it now owns and that which it hereafter acquires, whether subsequently acquired by way of substitution, replacement, return, repossession or otherwise;

     (3) fixtures (as defined in the Uniform Commercial Code) and each and every item of personal property, which it now owns and that which it hereafter acquires, whether subsequently acquired by way of substitution, replacement, return, repossession or otherwise;

     (4) ledger receipts, books, records and documents concerning any of the items specified in (1), (2) and (3) above, including all computer records, programs, storage media and computer software used or required in connection with generating, processing and storing such records or otherwise used or acquired in connection with documenting information concerning the items of collateral set forth in Subsections (1), (2) and (3) above, both that which the Debtor now owns and that which it acquires hereafter;

     (5)       the proceeds of the items of collateral listed in Subsection
(1) through (4) above, and with respect to said items, all products thereof and all additions and accessions to, replacements of, insurance proceeds of and documents covering such items; all property received wholly or partly in trade or exchange for such items, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection or any other temporary or permanent disposition of such items or any interest therein, whether or not they constitute "proceeds" as defined in the Uniform Commercial Code.

                               SECURITY AGREEMENT


            FOR VALUE RECEIVED, undersigned, Control Chief Holdings, Inc. and Control Chief Corporation ("Debtors"), Pennsylvania corporations, hereby assigns and pledges to INTEGRA BANK/NORTH ("Secured Party"), a Pennsylvania banking institution, its successors and assigns, and grants to it, its successors and assigns, a security interest prior to all other liens in:

             (a) the following described property (capitalized terms used herein have the meaning given to them by the Pennsylvania Uniform
Commercial Code):

            (i)   all General Intangibles of Debtor,
            both General Intangibles now in existence and those that shall hereafter arise;

           (ii)   all Accounts of Debtor, including
            both Accounts now in existence and those that shall hereafter arise;

          (iii)   all Inventory of Debtor, including
            Inventory which Debtor now owns and that which Debtor shall hereafter acquire;

           (iv)   all Chattel Paper of Debtor,
            including both Chattel Paper which Debtor now owns and that which Debtor shall hereafter acquire;

            (v)   all Equipment of Debtor, including
            Equipment which Debtor now owns and that which Debtor shall hereafter acquire;

           (vi)   all Goods of Debtor which become
            Fixtures, including Goods which Debtor now owns and those which Debtor shall hereafter acquire;

            (vii) all that collateral granted in and described in the Security
       Agreement dated January 7, 1994 between Integra Bank/North and
       Control Chief Corporation and Control Chief Holdings, Inc.

       (b) all property received wholly or partly in trade or exchange for property mentioned in clause (a) above, and all rents, revenues, issues, profits and proceeds arising from the sale, lease, license, encumbrance, collection, or any other temporary or permanent disposition of such property or any interest therein, whether or not they constitute Proceeds as defined in the Pennsylvania Uniform Commercial Code; and

       (c) all ledger receipts, books, records, and documents concerning any of the items specified in clauses (a) and (b) above, including all computer records, programs, storage media, and computer software used or required in connection with generating, processing, and storing such records or otherwise used or acquired in connection with documenting information concerning the items of collateral set forth in clauses (a) and (b) above, both that which Debtor now owns and that which Debtor acquires hereafter;

all of the aforesaid property in which Secured Party is granted a security interest hereunder being hereinafter called the "Collateral."

       This Security Agreement and the Collateral secure the payment of the principal of and interest on each and every loan of Secured Party to Debtor and each and every other liability of Debtor to Secured Party, including each and every loan and other liability now in existence, those incurred or arising contemporaneously herewith, and those that shall hereafter be incurred or arise (collectively, "Secured Debt").

       Debtor hereby covenants and agrees with Secured Party as follows:

       1. Debtor shall maintain in good condition and repair and shall protect and preserve the Collateral and, if any part thereof is Inventory, Equipment, Goods which have become Fixtures, or Farm Products, shall insure such part against all risks to which such part may be exposed, including, without limitation, fire, flood, theft and collision, in such amounts as Secured Party may require, and any loss shall be payable to Secured Party as its interest may appear. Debtor warrants that Debtor has and will continue to have good and marketable title to the Collateral, free and clear of all liens, encumbrances and security interests, except that created hereby and other security interests of Secured Party therein, and agrees to preserve such unencumbered title and Secured Party's security interest in the Collateral and to defend it against all parties. Risk of loss of, damage to, or destruction of the Collateral shall be the responsibility of Debtor, although Secured Party shall exercise reasonable care in the custody and preservation of the Collateral in its possession. Secured Party shall be deemed to have exercised such reasonable care if it takes such action for that purpose as Debtor shall reasonably request in writing, but no omission to do any act not requested by Debtor shall be deemed a failure to exercise reasonable care, and no omission to comply with any request of Debtor shall of itself be deemed a failure to exercise reasonable care. Debtor shall execute and deliver to Secured Party any financing statements, continuation statements, assignments, or other instruments, or take any other action deemed necessary by Secured Party to perfect or continue the perfection of its security interest in the Collateral. Secured Party is hereby irrevocably appointed an attorney-in-fact of Debtor to do all acts and things which Secured Party may deem necessary or advisable to perfect and continue perfected its security interest in the Collateral. Debtor shall maintain Debtor's chief executive office and all of Debtor's other offices, plants and places of business in the State of Pennsylvania. Debtor shall keep all Debtor's Inventory, Equipment, Chattel Paper, Goods which have become Fixtures, Farm Products, and other property, except that in possession of Secured Party, and books and records in such offices, plants and places of business. The address of the chief executive office of Debtor is listed below Debtor's signature hereto, as are the addresses of any other offices, plants and places of business maintained by Debtor, each such office, plant and place of business being located in the county set opposite such address. Debtor shall give written notice to Secured Party at least thirty (30) days in advance of any changes in such addresses, the establishment of any additional office, plant or place of business, and any proposed change in Debtor's name.

       2. If the Collateral or any part thereof is or shall be a motor vehicle for which a certificate of title may or must be issued under the laws of the state in which such motor vehicle is registered, Debtor shall deliver to Secured Party, promptly after such certificate of title is issued to Debtor, the said certificate of title appropriately executed by Debtor, so that Secured Party may cause the statement of Secured Party's security interest to be noted as a lien or encumbrance on the said certificate of title by the appropriate authorities responsible for motor vehicle registration.

       3. At any time and from time to time, whether any of the Secured Debt shall be then due and payable, Secured Party, at its option and at the expense of Debtor, may (1) transfer into its own name, or into the name of its nominee, all or any part of the Collateral, thereafter receiving all dividends, income or other distributions upon the Collateral;
(2) notify the obligor on any of the Collateral, whether Accounts or otherwise, to make payment thereon directly to Secured Party, whether or not Debtor was theretofore making collections thereon; (3) inspect the books and records of Debtor and make extracts therefrom; (4) take control of and manage all or any of the Collateral; (5) apply to the payment of any of the Secured Debt, whether or not the same shall be then due and payable, any moneys, including cash dividends and income from any Collateral, now or hereafter in the hands of Secured Party, on deposit or otherwise, belonging to Debtor, as Secured Party in its sole discretion shall determine; (6) do anything which Debtor is required but fails to do hereunder, and in particular Secured Party may, if Debtor fails to do so, (a) insure or take any reasonable steps to protect the Collateral, (b) pay all taxes, levies, expenses and costs arising with respect to the Collateral, or (c) pay any premiums payable on any policy of insurance required to be obtained or maintained hereunder, and add any amounts paid under this Section 3 to the principal amount of the Secured Debt; (7) direct any insurer to make payment of any insurance proceeds, including any returned or unearned premiums, directly to Secured Party, and apply such moneys to any of the Secured Debt in such order or fashion as Secured Party may elect; (8) inspect the Collateral at any reasonable time; (9) pay any amounts Secured Party elects to pay or advance hereunder on account of insurance, taxes or other costs, fees or charges arising in connection with the Collateral, either directly to the payee(s) of such cost, fee or charge, directly to Debtor, or to such payee(s) and Debtor jointly. Notwithstanding the rights of Secured Party set forth under this Section 3, no obligation to perform any of the foregoing actions or to exercise any of the foregoing rights shall be required by Secured Party, and Secured Party's failure to so act or to so exercise shall not result in any liability on the part of Secured Party.

       4. This Security Agreement has been entered into under and pursuant to the Pennsylvania Uniform Commercial Code, except that perfection and the effect of perfection of Secured Party's security interest in collateral in another jurisdiction will be governed by the Uniform Commercial Code ("UCC") of such other jurisdiction, and Secured Party has all the rights and remedies of a secured party under the Uniform Commercial Code of the applicable jurisdiction. If any one or more of the provisions hereof should for any reason be invalid, illegal or unenforceable in any respect, the remaining provisions contained herein shall not in any way be affected or impaired thereby, and such invalid, illegal, or unenforceable provision shall be deemed modified to the extent necessary to render it valid while most nearly preserving its original intent.

       5. Any delay or omission by Secured Party to exercise any rights or powers arising from any default or any partial exercise thereof shall not impair any such rights or powers, nor shall the same be construed to be a waiver thereof or any acquiescence therein, nor shall any action or non-action by Secured Party in the event of any default alter or impair the rights of Secured Party in respect of any subsequent default, or impair or affect any rights or powers resulting therefrom. This Security Agreement shall remain in full force and effect until such time as all Secured Debt has been paid in full.

       6. (a) In case of any default hereunder with respect to any of the Secured Debt or in case any of the Secured Debt matures, whether by declaration, acceleration or otherwise, and remains unpaid, then Secured Party shall have the full power and authority to proceed to exercise any one or more of the rights accorded to it by the UCC of the applicable jurisdiction or otherwise accorded to it by law, including the right to require Debtor to assemble any of the Collateral and make it available to Secured Party at a place designated by Secured Party and reasonably convenient to both parties. The proceeds of any collection, sale or other disposition of the Collateral or any part thereof shall, after Secured Party has made all deductions of reasonable expenses, including but not limited to reasonable attorneys' fees and other expenses incurred in connection with repossession, collection, sale, or disposition of the Collateral or in connection with the enforcement of Secured Party's rights with respect to the Collateral in any insolvency, bankruptcy or reorganization proceedings, be applied against any of the Secured Debt, whether or not all the same shall be then due and payable, in such manner as Secured Party shall in its sole discretion determine.

            (b) If any notification of intended sale of any of the Collateral is required by law, such notification shall be deemed reasonable if mailed at least ten (10) days before such sale, postage prepaid, (i) addressed to Debtor at the address set forth immediately below Debtor's signature(s) hereto, and (ii) to any other secured party from whom Secured Party has received (prior to notification of Debtor or Debtor's renunciation of his rights after default) written notice of a claim of an interest in the Collateral.

       7. Upon any negotiation, sale or assignment of any of the Secured Debt by Secured Party, Secured Party may deliver or assign the Collateral hereunder or any part thereof to the transferee or purchaser, who thereupon shall have and may exercise all powers, rights and options in respect of such Collateral and otherwise hereby given to Secured Party, and the person who thus negotiates, sells or assigns any of such liabilities of Debtor secured hereby shall thereafter be forever relieved and fully discharged from any liability or accountability in respect to such Collateral. Debtor agrees to pay all costs and expenses, including attorneys' fees, incurred by Bank in selling or disposing of the Collateral, which Collateral may be sold or disposed of by Bank through Bank's securities brokerage affiliate.

       8. All notices, statements, requests, and demands given to or made upon Debtor by Secured Party shall be given or made to Debtor at the address of Debtor's chief executive office set forth below Debtor's signature hereto.

       9. The provisions of this Security Agreement shall be binding upon Debtor, and the heirs, personal representatives, successors and assigns of Debtor.

       IN WITNESS WHEREOF, Debtor, intending to be legally bound, has executed this Security Agreement on the 24th day of May, 1995 with the intention that this agreement shall constitute a sealed instrument.


ATTEST:                                Control Chief Holdings, Inc.




/S/Christopher G. Hauser               By/S/Douglas S. Bell
Christopher G. Hauser                    Name:Douglas S. Bell
Secretary                                Title: President
(Seal)

                                       By/S/Joseph F. Lamendola
                                         Name:Joseph F. Lamendola
                                         Title:Vice President


ATTEST:                                Control Chief Corporation




/S/Linda L. Comes                      By/S/Joseph F. Lamendola
Linda L. Comes                           Name:Joseph F. Lamendola
Secretary                                Title:President
(Seal)

                                       By/S/Douglas S. Bell
                                         Name:Douglas S. Bell
                                         Title:Vice President







Address of chief executive office, including county where located: 14 Egbert Lane, Lewis Run, McKean County, Pennsylvania 16738

                     CERTIFICATE OF CORPORATE AUTHORIZATION
                              TO BORROW FROM BANK

            I, Christopher G. Hauser, hereby certify that I am the Secretary of Control Chief Holdings, Inc. ("Corporation"), a Pennsylvania corporation, and that the resolutions set forth below were adopted by the Board of Directors of the Corporation in accordance with the bylaws of the Corporation on May 24, 1995. Such resolutions have been, or will promptly be, entered into the minute book of the Corporation and (i) have not been amended, modified, or rescinded and remain in full force and effect on the date hereof, and (ii) are not in contravention of or in conflict with the bylaws, articles of incorporation, or charter of the Corporation.

            RESOLVED that this Corporation borrow such money and obtain such credit from INTEGRA BANK/NORTH ("Bank"), from time to time or at any time hereafter, for such periods, including amendments, modifications, extensions and renewals, upon such terms, and with such security as the President, Vice President, Secretary or Treasurer of this Corporation, or their successors in office, or any two (2) of them may deem advisable; and that said officer(s) is (are) hereby authorized and empowered on behalf of this Corporation and in its name to make, execute and deliver any and all instruments necessary or desired by Bank to effect the same, including, without limiting the generality of the foregoing, notes, drafts, acceptances, assignments or other evidences of indebtedness, all in such form as may be requested by Bank and containing one or more warrants of attorney to confess judgment against the Corporation if required by Bank, and as security for any such borrowing or credit to mortgage, pledge and assign, convey or transfer by way of mortgage, pledge, security agreement, or otherwise, real property, stocks, bonds, notes, debentures, bills of lading, warehouse receipts, accounts receivable, amounts due or to become due on open accounts or contracts, insurance policies, inventory, machinery, equipment, chattel paper, or any other property, tangible or intangible, of this Corporation, and to execute any and all instruments necessary or desired by Bank to effect the same or incidental thereto, including, without limiting the generality of the foregoing, security agreements, financing statements, assignments, transfers, conveyances, mortgages of real and/or personal property, trust receipts, factors lien contracts or agreements, powers of attorney, and any other instruments, and also to execute or have executed guaranties in connection therewith and to discount bills receivable and negotiable instruments, with power to endorse the same in the name of this Corporation, and generally to execute any instrument or do any other act required, necessary or deemed advisable in connection with such credit borrowing or security; and that all past acts of officer(s) of this Corporation in borrowing or obtaining credit from Bank and in executing instruments and giving security on behalf of this Corporation are hereby ratified and confirmed.

            RESOLVED FURTHER that Bank be and hereby is authorized and directed, without limitation or inquiry, irrespective of the circumstances, to honor and carry out all orders, directions or instructions of said officers as to the disposition of all amounts borrowed or credit obtained on behalf of this Corporation hereunder, and Bank shall be under no obligation or liability for the use or disposition of any amounts borrowed or credit obtained, even though used for the benefit of or deposited to the credit of any of said officers.
            RESOLVED FURTHER that the Secretary and/or any Assistant Secretary is (are) authorized to certify to Bank the person(s) now holding said office(s) and any changes hereafter in the person(s) holding said office(s), together with specimen(s) of the signature(s) of such present and future officer(s), and this Corporation shall fully protect, indemnify, and save harmless
Bank from any claim, loss, cost, damage, or expense arising out of its acting on such certification.

            Undersigned further certifies that the following were duly elected to and now hold the offices of the Corporation set opposite their respective signatures.


                   (PLEASE SUPPLY GENUINE SIGNATURES BELOW.)


  Title                            Typed Name
Signature

Chairman                Douglas S. Bell              /S/Douglas S. Bell

President               Douglas S. Bell              /S/Douglas S. Bell

Vice President          Joseph F. Lamendola          /S/Joseph F. Lamendola

Vice President          Robert E. Crofford           /S/Robert E. Crofford

Secretary               Christopher G. Hauser        /S/Christopher G. Hauser

Treasurer               Stephen J. Pachla            /S/Stephen J. Pachla

            IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Corporation this 24th day of May, 1995.


                                         /S/Christopher G. Hauser
                                         Christopher G. Hauser, Secretary


                                 CERTIFICATION
            I hereby certify that I am a director of the Corporation, that the foregoing is a correct copy of resolutions passed as therein set forth, and that the same are now in full force.


                                  /S/Douglas S. Bell
              [To be signed by a director other than the Secretary]